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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): March 12, 1999 (March 9, 1999)



                          Powerhouse Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                          0-19322                  81-0470853
----------------------------------      -------------------       -----------------
   (State or other jurisdiction             (Commission             (IRS Employer
     of incorporation)                      File Number)          Identification No.)
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            115 Perimeter Center Place, Suite 911, Atlanta, GA    30346
          -------------------------------------------------------------
              (Address of principal executive offices)          (Zip Code)



                                 (770) 481-1800
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.   OTHER EVENTS

         On March 10, 1999, Powerhouse Technologies, Inc. (the "Company"),
Anchor Gaming ("Parent") and Olive AP Acquisition Corporation, a wholly-owned subsidiary of Parent ("Merger Sub") announced that they had entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") providing for, among other things, the merger of the Merger Sub with and into the Company, with the Company thereupon becoming a wholly-owned subsidiary of Parent (the
"Merger"). The Merger has been approved by the Boards of Directors of the Company, Parent and Merger Sub.

         Pursuant to the Merger Agreement, each outstanding share of common stock, par value of $.01 per share, of the Company will be converted into the right to receive cash in the amount of $19.50.

         The transaction is expected to the completed in the second half of calendar year 1999. It is subject to customary conditions, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act, approval of the Nevada
Gaming Control Board, other non-lottery regulatory approvals and consents from certain state lottery authorities. The Merger is also subject to the approval by the Company's stockholders.

         In connection with the Merger Agreement, directors and executive officers of the Company have entered into or agreed to enter into voting agreements with Parent (each a "Voting Agreement") pursuant to which such directors and officers, among other things, have agreed to vote an aggregate of approximately 4.4% of the Company's outstanding shares in favor of the Merger.

         Copies of the Merger Agreement, the form of Voting Agreement and the press release issued by the Company and Parent announcing the transaction have been filed as exhibits hereto and are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (c)  EXHIBITS

                  2.1 Agreement and Plan of Merger dated as of March 9, 1999 among Anchor Gaming, Olive AP
                                    Acquisition Corporation and Powerhouse
                                    Technologies, Inc.


                  99.1              Press Release of the Company and Parent
                                    dated March 10, 1999


                  99.2              Form of Voting Agreement


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    POWERHOUSE TECHNOLOGIES, INC.


                                    By:  /s/ RICHARD M. HADDRILL
                                       -----------------------------------------
                                       Name: RICHARD M. HADDRILL
                                       Title: PRESIDENT, CHIEF EXECUTIVE OFFICER


Dated:  March 12, 1999


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                                  EXHIBIT INDEX


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
EXHIBIT NO.                         DESCRIPTION                                 PAGE NO.
-----------                         -----------                                 --------
     2.1                   Agreement and Plan of Merger dated as of March 9,
                           1999 among Anchor Gaming, Olive AP Acquisition
                           Corporation and Powerhouse
                           Technologies, Inc.


     99.1                  Press Release of the Company and Parent dated
                           March 10, 1999


     99.2                  Form of Voting Agreement
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